UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 27, 2007

                      PETMED EXPRESS, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)

          Florida                000-28827        65-0680967
 ---------------------------    ----------        ------------
(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)    Identification No.)

  1441 S.W. 29th Avenue, Pompano Beach, Florida      33069
  ---------------------------------------------    --------
  (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code  (954) 979-5995
                                                    --------------

   -----------------------------------------------------------
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(e)   Departure of Directors or Certain Officers; Election
               of Directors; Appointment of Certain Officers;
               Compensatory Arrangements of Certain Officers

On February 27, 2007, PetMed Express, Inc. (the "Company"), based on the Compensation Committee recommendation that the Company's Board of Directors amend the existing executive employment agreement (the "Executive Employment Agreement") of Menderes Akdag, the Company's Chief Executive Officer and President, entered into Amendment No. 2 to the Executive Employment Agreement with Mr. Akdag ("Agreement"). The Agreement amends certain provisions of the Executive Employment Agreement as follows: the term of the Agreement will be for three years, commencing on March 16, 2007 (the "effective date"); Mr. Akdag's salary will be increased to $450,000 per year throughout the term of the Agreement, and Mr. Akdag shall be granted 90,000 shares of restricted stock. The restricted stock was granted on February 27, 2007, in accordance with the Company's 2006 Restricted Stock Plan and the restrictions shall lapse ratably over a three-year period.

Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits

      10.1 Amendment No. 2 to Executive Employment Agreement dated February 27, 2007 and effective March 16, 2007 between the Company and Menderes Akdag.

      10.2 Restricted Stock Agreement dated February 27, 2007 between the Company and Menderes Akdag.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PETMED EXPRESS, INC.

Date:  February 28, 2007         By:/s/ Menderes Akdag
                                    ----------------------
                                    Menderes Akdag,
                                    Chief Executive Officer
                                    and President

                                 By:/s/ Bruce S. Rosenbloom
                                    ------------------------
                                    Bruce S. Rosenbloom,
                                    Chief Financial Officer



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                          EXHIBIT INDEX

Exhibit No.                   Description

  10.1  Amendment No. 2 to Executive Employment  Agreement dated
        February 27, 2007 and effective March 16, 2007 between the Company and Menderes Akdag.

  10.2 Restricted Stock Agreement dated February 27, 2007 between the Company and Menderes Akdag.






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